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Exclusive Distribution Agreement

Prepared for
Matheus Velani
of Laboratoire Bionatus Pharmacognosique Inc.,
12600, 56e Avenue, Montreal, QC, Canada

by Michel Aubé
of Earth Science Tech inc.
1117A S 21st AVE
Hollywood, FL 33020
USA

THIS EXCLUSIVE DISTRIBUTION AGREEMENT (this “Agreement" or this “Exclusive Distribution Agreement) is entered into effective as of July 2017 (the “Effective Date") by and between Laboratoire Bionatus Pharmacognosique (“Supplier") and Earth Science Tech inc. (“Distributor").

The parties agree as follows:

EARTH SCIENCE TECH INC. WILL BE THE EXCLUSIVE DISTRIBUTOR IN THE USA FOR A 5-YEAR PERIOD OF A NEW LINE OF PRODUCTS THAT WILL BE DEVELOPPED BY LABORATOIRE BIONATUS PHARMACOGNOSIQUE INC. AND EARTH SCIENCE TECH INC.

EARTH SCIENCE TECH INC. WILL BE THE EXCLUSIVE PROVIDER OF HEMP OIL NECESSARY TO MANUFACTURE THE NEW LINE OF PRODUCTS DEVELOPPED BY LABORATOIRE BIONATUS PHARMACOGNOSIQUE AND EARTH SCIENCE TECH INC.

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Table des matières

1. Appointment

a. Subject to the terms and conditions of this Exclusive Distribution Agreement, Supplier appoints Distributor, and Distributor accepts such appointment and agrees to act as Supplier's exclusive distributor of the Supplier Products (defined below) within the geographical territory defined as follows (the "Territory"): The United States of America (USA)

b. Distributor agrees to exercise its best efforts to (a) promote the sale of and obtain orders for the Supplier Products in the Territory; (b) abide by Supplier's policies and procedures with regard to the purchase, sale and support of Supplier Products; and (c) conduct its business in a manner that reflects favorably at all times on the Supplier Products and the good name, goodwill and reputation of Supplier or its affiliates. Distributor acknowledges and agrees that it has no rights or claims of any type to the Supplier Products, or any aspect thereof, except such rights as are created by this Exclusive Distribution Agreement. Distributor agrees that it shall not and is not authorized to promote, resell, deliver, install, service or otherwise support the Supplier Products outside of the Territory.

2. Products and Pricing

Supplier Products consist of a line of products already manufactured by Bionatus Laboratorio Botanico LTDA Av. Domingos Falavina, 1041 Jardim Mugnaini, Sao José do Rio Preto - SP, Brésil, that have been chosen to be improved with Earth Science Tech inc. High grade CBD Hemp Oil. The first two products will be BIOTOSS + hemp oil (syrup) and PROPOVIT + hemp oil (spray) line of products.

The pricing of the new products will be determined by Earth Science Tech inc. and the profit will be split 50%-50% between the distributor and the supplier. The products will be manufacture in USA according to the Standard Operation Procedure provide by the supplier.

The supplier will send all raw materials for the industrial production of the new line of products at its own expense and the distributor will provide the High Grade CBD Rich Hemp Oil at its own expense.

The cost of the raw material provides by each party, the supplier and the distributor, will be calculate to fix the pricing of the finished products in USA. The profits will be calculated after paying all the fees from the raw material acquisition up to the distribution and sale acquisition cost. The cost for the bottling and packaging will be cover by the supplier and all production will stay the property of the supplier until the sale to retail stores by the distributor.

3. Approval

Distributor shall obtain, such approvals, consents, certifications, permits and other authorizations, including all approvals as are required to qualify the Supplier Products for sale and use in the Territory for all purposes, both governmental and non-governmental (collectively, the "Approvals"), as soon as is reasonably practicable; provided, however, that Supplier shall not be obligated to deliver any Supplier Products unless and until Distributor provides Supplier with satisfactory evidence that such Approvals have been obtained. Supplier agrees to cooperate with Distributor to obtain such Approvals. The expense to get approval will be split 50%-50% between the supplier and the distributor.

4. Exclusivity

Supplier's appointment of Distributor in Section 1 of this Agreement is an exclusive appointment to distribute the new line of products developed by Earth Science Tech Inc. and Laboratoire Bionatus

Pharmacognosique Inc. in the Territory of the United States of America (USA).. Supplier shall not independently advertise, solicit and make sales of Supplier Products, support Supplier Products or appoint additional distributors for Supplier Products in the Territory.

5. Sales Targets

Distributor shall use reasonable commercial efforts to sell during each calendar year at least one minimum batch of production for each product (the "Annual Target"). If Distributor does not purchase and sell the Annual Target during a given calendar year, Supplier may terminate this Agreement effective immediately upon notice to Distributor (but Supplier may not require Distributor to purchase or sell any additional Supplier Products in order to meet the Annual Target Amount). The sales targets will be adjust according to the record obtained by the distributor after the first year.

6. Sales Outside of the Territory

Distributor shall promote the sale of Supplier Products in the Territory on its website. Notwithstanding the foregoing sentence, Distributor shall not actively advertise or actively solicit orders for Supplier Products outside of the Territory. In the event Distributor receives an order from outside its Territory, Distributor will work with Supplier to fulfill the order in a manner financially beneficial to Supplier, Distributor and the distributor located in the region where the order originated (as determined by Supplier in its sole discretion and in compliance with applicable law).

7. No Third Party Agents

Distributor shall not sell/license the Supplier Products through third parties without Supplier's prior written consent to the proposed relationship (including the specific terms of such relationship).

8. Orders

All orders will be transmitted by Distributor to Supplier and shall be subject to acceptance in writing by Supplier. Supplier may (in its sole discretion) refuse acceptance of any order. Each order submitted shall constitute an offer by Distributor to purchase or license the Supplier Products described in such order and, upon acceptance by Supplier, shall give rise to a contractual obligation of Distributor to purchase or license the said products on the terms and conditions set forth in this Agreement. Conflicting, inconsistent or additional terms or conditions contained in any order submitted by Distributor shall not be binding unless Supplier specifically accepts such terms or conditions in writing.

9. Payment and Delivery

The purchase price shall be quoted and payable in U. S. Dollars to Supplier at the address specified on the invoice. Unless otherwise agreed by the parties in writing, payment shall be made by Distributor to the Supplier by wire transfer in advance of all shipment made to the retail stores that are partner with the distributor all across the USA.

The supplier first batch production may be store in distributor facilities or in the supplier storage room that can be rent close to the distributor facilities.

10. Resale Price and Expenses

Distributor shall set the selling price and license fees at which the Supplier Products are sold or licensed by it in the Territory. Distributor shall be solely responsible for the costs involved in the distribution of the Supplier Products, including sales costs, import duties, any and all banking charges,

shipping and handling costs, installation costs or other operating expenses, letter of credit costs, wire transfer fees and other costs associated with making payment, and taxes, however designated, except that Distributor shall not be liable for taxes imposed that are based on Supplier's income.

11. Infringement by Third Parties

Distributor will cooperate fully with and assist Supplier in its efforts to protect Supplier's intellectual property rights within the Territory and shall exercise reasonable diligence to detect and shall immediately advise Supplier if Distributor has knowledge of any infringement of any patents, trademarks, copyrights or other intellectual property rights owned or used by Supplier.

12. Confidential Information; No Reverse Engineering

Supplier may provide Distributor with certain confidential or proprietary information ("Confidential Information"). Confidential Information includes information, whether written, electronic or oral, which Distributor knows or reasonably should know is proprietary, confidential or a trade secret of Supplier, including any and all technical or business information, the Software including its source codes and documentation, specifications and design information for the Supplier Products, servicing information, customer lists, pricing information, marketing information, policies, procedures and manuals regarding Supplier's distributors or distribution channels, research and development and other proprietary matter relating to the Supplier Products or business of Supplier. Distributor will refrain from using the Confidential Information except to the extent necessary to exercise its rights or perform its obligations under this Agreement. Distributor will likewise restrict its disclosure of the Confidential Information to those who have a need to know such Confidential Information in order for Distributor to perform its obligations and enjoy its rights under this Agreement. Such persons will be informed of and will agree to the provisions of this Section and Distributor will remain responsible for any unauthorized use or disclosure of the Confidential Information by any of them. Upon termination of this Agreement (or earlier, upon request by Supplier), Distributor shall cease to use all Confidential Information and promptly return to Supplier (or destroy, upon request by Supplier) any documents (whether written or electronic) in its possession or under its control that constitutes Confidential Information. During the term of this Agreement and thereafter, neither Distributor, nor Distributor's employees, independent contractors nor other agents shall (a) reverse engineer, decompile or otherwise disassemble the Supplier Products from the products themselves or from any other information made available to them, or (b) otherwise use any of the Confidential Information or Supplier provided training to support, maintain or otherwise service a third party's products or services.

13. Compliance with Laws

In connection with its obligations under this Agreement, Distributor agrees to comply with all federal, state, local and foreign laws, constitutions, codes, statutes and ordinances of any governmental authority that may be applicable to Distributor, its activities under this Agreement or the Supplier Products, including all applicable export control laws and regulations. Distributor agrees to take all such further acts and execute all such further documents as Supplier reasonably may request in connection with such compliance.

14. Product Warranties

a. Limited Manufacturing Warranty. Supplier warrants for a period of 90 days following delivery of the Products (the "Warranty Period") that the Products shall be free from defects in materials and workmanship. Supplier's sole obligation under this warranty shall be to provide, at no charge to

Distributor, replacement Products. Defective Products must be returned to Supplier (at Distributor's cost) in order to receive warranty replacement (unless Supplier determines such return is not necessary) and shall become Supplier's property. For a warranty claim to be made, Distributor must follow the procedures established by Supplier from time to time.

b. Disclaimer. EXCEPT AS PROVIDED IN THIS SECTION, SUPPLIER MAKES NO OTHER WARRANTY, PROMISE OR OBLIGATION WITH RESPECT TO THE SUPPLIER PRODUCTS, THEIR USE, REPAIR OR PERFORMANCE. SUPPLIER DISCLAIMS ANY WARRANTY, PROMISE OR OBLIGATION THAT THE SUPPLIER PRODUCTS SHALL BE FIT FOR ANY PARTICULAR USE OR PURPOSE, REGARDLESS OF WHETHER SUCH USE OR PURPOSE IS MADE KNOWN TO SUPPLIER OR NOT. SUPPLIER DISCLAIMS ANY WARRANTY, PROMISE OR OBLIGATION THAT THE SUPPLIER PRODUCTS CONFORM TO ANY SAMPLES OR MODELS. SUPPLIER HEREBY DISCLAIMS ALL OTHER WARRANTIES, PROMISES AND OBLIGATIONS, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTIES, PROMISES AND OBLIGATIONS ARISING FROM A COURSE OF DEALING OR USAGE OF TRADE. THE WARRANTIES SET FORTH IN THIS SECTION ARE INTENDED SOLELY FOR THE BENEFIT OF DISTRIBUTOR. ALL CLAIMS UNDER THIS AGREEMENT SHALL BE MADE BY DISTRIBUTOR AND MAY NOT BE MADE BY DISTRIBUTOR'S CUSTOMERS.

15. Inspection of Records

Distributor shall keep accurate records of all its activities as reasonably necessary to determine its compliance with the terms and conditions of this Agreement, including accounting records, customer sales records and governmental filings. Distributor shall retain such records for at least a 3-year period following their creation or preparation. During the term of this Agreement and for a period of 18 months thereafter, Supplier shall have the right to inspect and audit such records.

16. Term and Termination

Unless earlier terminated as provided in this Agreement, the term of this Agreement shall commence as of the Effective Date and shall automatically expire at the end of the fifth years following the Effective Date. Either party may terminate this Agreement as follows: (a) Immediately upon 60 days' prior notice with or without cause; (b) Immediately, for any breach or default of this Agreement by the other party which has not been cured within 60 days after the delivery of notice thereof to the party alleged to be in breach, specifying with particularity the condition, act, omission or course of conduct asserted to constitute such breach or default; (c) Immediately, upon the dissolution, insolvency or any adjudication in bankruptcy of, or any assignment for the benefit of creditors by, the other party or if the other party ceases to conduct business in the ordinary or normal course; (d) Immediately, if required by law or by any rule, regulation, order, decree, judgment or other governmental act of any governmental authority; or (e) Immediately by Supplier if Supplier reasonably suspects that Distributor breached any of its obligations of confidentiality or protection of Supplier's proprietary rights.

17. Effect of Termination

Upon notice of termination of this Agreement for any reason, the following provisions shall apply: (a) Supplier shall have the right to immediately appoint another distributor to serve existing customers and continue sales efforts in the Territory;
(b) Supplier may continue to fill any orders from Distributor that have been accepted by Supplier prior to the termination of this Agreement under the terms and conditions of this Agreement;

(c) All outstanding balances owed by Distributor to Supplier shall become immediately due and payable to Supplier;
(d) Both parties shall at all times thereafter refrain from any conduct that would be inconsistent with or likely to cause confusion with respect to the nature of their business relationship;
(e) All rights granted to Distributor under this Agreement shall cease, and where appropriate, revert to Supplier; and
(f) Supplier, in its sole discretion, shall have the right, but shall in no way be obligated (unless otherwise required by law), to inspect and repurchase all or any quantity of the Supplier Products (including Supplier Products for demonstration and parts to service the Supplier Products) then owned or ordered by Distributor at the lesser of

(i) the original price paid by Distributor for such Supplier Products, or

(ii) at the then-current price to Distributor, and under both (i) or (ii), less any applicable restocking or refurbishing charge. Supplier shall have the right to assign such option to repurchase to any other person whom it may designate. No consideration or indemnity shall be payable to Distributor either for loss of profit, goodwill, customers or other like or unlike items, nor for advertising costs, costs of samples or supplies, termination of employees, employees' salaries and other like or unlike items. In no event shall Distributor continue to represent itself as a Supplier distributor or representative after termination of this Agreement.

Supplier shall have no liability to Distributor by reason of any termination by Supplier. Distributor shall indemnify and hold harmless Supplier from and against any and all liability, loss, damages and costs arising out of any claim by Distributor or any third party standing in the right of Distributor to any right of entitlement contrary to the express terms of this Section.

18. Indemnification

Distributor agrees to indemnify and hold Supplier harmless from any and all actions, awards, claims, losses, damages, costs and expenses (including reasonable attorneys' fees) attributable to Distributor's breach of this Agreement or to any negligent, grossly negligent, willful or unlawful acts or omissions of Distributor, its employees, officers, agents, subcontractors, dealers or representatives.

19. Relationship of the Parties

Distributor is an independent contractor and not an employee, agent, affiliate, partner or joint venture with or of Supplier. Neither Distributor nor Supplier shall have any right to enter into any contracts or commitments in the name of, or on behalf of the other or to bind the other in any respect whatsoever, except insofar as is allowed by this Agreement.

20. Force Majeure

Neither party shall be liable in the event that its performance of this Agreement is prevented, or rendered so difficult or expensive as to be commercially impracticable, by reason of an Act of God, labor dispute, unavailability of transportation, goods or services, governmental restrictions or actions, war (declared or undeclared) or other hostilities, or by any other event, condition or cause which is not foreseeable on the Effective Date and is beyond the reasonable control of the party. It is expressly agreed that any failure of the United States Government to issue a required license for the export of any Supplier Product ordered by Distributor shall constitute an event of force majeure. In the event of non-performance or delay in performance attributable to any such causes, the period allowed for performance of the applicable obligation under this Agreement will be extended for a period equal to

the period of the delay. However, the party so delayed shall use its best efforts, without obligation to expend substantial amounts not otherwise required under this Agreement, to remove or overcome the cause of delay. In the event that the performance of a party is delayed for more than 6 months, the other party shall have the right, which shall be exercisable for so long as the cause of such delay shall continue to exist, to terminate this Agreement without liability for such termination.

21. Limitation of Liability

SUPPLIER SHALL IN NO EVENT BE LIABLE FOR ANY INDIRECT, SPECIAL, EXEMPLARY, INCIDENTAL OR CONSEQUENTIAL LOSS OR DAMAGE OR FOR ANY LOST PROFITS, LOST SAVINGS OR LOSS OF REVENUES SUFFERED BY DISTRIBUTOR ARISING FROM OR IN ANY WAY CONNECTED WITH THIS AGREEMENT OR THE SALE, DISTRIBUTION OR USE OF SUPPLIER PRODUCTS. DISTRIBUTOR SHALL INDEMNIFY SUPPLIER AND HOLD IT HARMLESS FROM ANY CLAIMS, DEMANDS, LIABILITIES, SUIT OR EXPENSES OF ANY KIND ARISING OUT OF THE SALE, SUBLICENSE OR USE OF SUPPLIER PRODUCTS IN THE TERRITORY OR BY DISTRIBUTOR'S CUSTOMERS. THIS SECTION SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT FOR ANY REASON.

22. Governing Law

This Agreement shall be governed in all respect by the laws of the State of Florida, USA, which shall be applied without reference to any conflict-of-laws rule under which different law might otherwise be applicable. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to any purchases or transactions entered into pursuant to this Agreement. Venue for any lawsuits brought by the parties to this Agreement against each other regarding or as a result of this Agreement shall be proper only in an appropriate Florisa State Court or the United States District Court for the District of Miami. Distributor hereby submits itself to the exclusive jurisdiction of said courts and consents to service of process by confirmed facsimile transmission or commercial courier (with written verification of receipt returned to the sender).

23. Assignment and Delegation

Distributor shall have no right to assign any of its rights or delegate its obligations under this Agreement without the prior written consent of Supplier. Any assignment or delegation attempted without such written consent shall be void and of no legal effect whatsoever. This Agreement shall be binding upon the parties' respective successors and permitted assigns.

24. Construction

The headings or titles preceding the text of the Sections and Subsections are inserted solely for convenience of reference, and shall not constitute a part of this Agreement, nor shall they affect the meaning, construction or effect of this Agreement. Both parties have participated in the negotiation and drafting of this Agreement. This Agreement is executed in the English language and may be translated into another language for informational purposes only. In the event an ambiguity or question of intent or interpretation arises, the English version of this Agreement shall prevail and this Agreement shall be construed as if drafted by both of the parties and no presumption or burden of proof shall arise favoring or disfavoring either party by virtue of the authorship of any of the provisions of this Agreement.

25. Notice

Any notice, consent or other communication required or permitted under this Agreement shall be written in English and shall be deemed given when (a) delivered personally; (b) sent by confirmed

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facsimile transmission; or (c) sent by commercial courier with written verification of receipt returned to the sender. Notice, consent or other communications (but not service of process) may also be given by e-mail. Rejection or other refusal to accept or the inability to deliver because of changed address or facsimile number of which no notice was given shall be deemed to constitute receipt of the notice, consent or communication sent. Names, addresses and facsimile numbers for notices (unless and until written notice of other names, addresses and facsimile numbers are provided by either or both parties) are provided below.

26. Entire Agreement; Modifications; No Waiver; Counterparts and Survival

This Agreement and the Exhibit attached hereto (which is specifically incorporated herein by this reference) contain the full and entire agreement between the parties with respect to the subject matter hereof. It supersedes all prior negotiations, representations and proposals, written or otherwise, relating to its subject matter. Any modifications, revisions or amendments to this Agreement must be set forth in a writing signed by authorized representatives of both parties. Distributor acknowledges and agrees that any failure on the part of Supplier to enforce at any time or for any period of time, any of the provisions of this Agreement shall not be deemed or construed to be a waiver of such provisions or of the right of Supplier thereafter to enforce each and every provision. This Agreement may be made in several counterparts, each of which shall be deemed an original. The provisions of this Agreement that, by express terms of this Agreement, will not be fully performed during the term of this Agreement, shall survive the termination of this Agreement to the extent applicable.

IN WITNESS WHEREOF the parties have caused this Exclusive Distribution Agreement to be executed and delivered by their duly authorized representatives.

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Michel Aubé
CEO and CSO of Earth Science Tech inc.

____

Matheus Velani
of Laboratoire Bionatus Pharmacognosique Inc.